SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

 Filed by the registrant  |X|
 Filed by a party other than the registrant  |_|
 Check the appropriate box:
  |_| Preliminary proxy statement   |_| Confidential, for use of the Commission
  |X| Definitive proxy statement        only (as permitted by Rule 14a-6(e)(2))
  |_| Definitive additional materials
  |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         PRODUCTIVITY TECHNOLOGIES CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:


         |_|      Fee paid previously with preliminary materials:        N/A

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, schedule or registration statement no.:


         (3)      Filing party:


         (4)      Date filed:

--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         PRODUCTIVITY TECHNOLOGIES CORP.
                               509 Madison Avenue
                            New York, New York 10022



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  TO BE HELD ON
                                 January 9, 1998



                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Productivity Technologies Corp. ("Company") will be held at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Friday, January 9, 1998, at 10:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

                  (i) To elect two Class I Directors, each to serve for the ensuing two-year period and until their respective successors are elected and qualified; and

                  (ii) To transact such other business as may properly come before the Meeting and any and all adjournments thereof.

                  The transfer books will not be closed for the Meeting. The Board of Directors has fixed the close of business on November 12, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                  You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the Meeting and your cooperation in this respect is appreciated. You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the Meeting.

                                           By Order of the Board of Directors


                                           Jesse A. Levine
                                           Secretary

New York, New York
November 24, 1997

                         PRODUCTIVITY TECHNOLOGIES CORP.



                                 PROXY STATEMENT




                               GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Productivity Technologies Corp. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company ("Board") for use in voting at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Friday, January 9, 1998, at 10:00 a.m., and at any and all adjournments thereof.

         The Company's executive offices are located at 509 Madison Avenue, New York, New York 10022. On or about November 24, 1997, this Proxy Statement and the accompanying form of proxy, together with a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, including financial statements, are to be mailed to each stockholder of record at the close of business on November 12, 1997.

Record Date and Outstanding Shares

         The Board of Directors has fixed the close of business on November 12, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of November 12, 1997, the Company has issued and outstanding 2,125,000 shares of Common Stock, comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Election of Class I Directors," and in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. In the event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum; Voting

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker nonvote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker nonvote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

         The Class I Directors will be elected by a plurality of the votes cast at the Annual Meeting with respect to the election of directors. "Plurality" means that the two nominees who receive the highest number of votes will be elected as the Class I Directors of the Company for the ensuing two-year period. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker nonvote), will not be counted in such nominee's favor.

Security Ownership of Certain Beneficial Owners and Management

         The following table and accompanying footnote sets forth certain information as of November 14, 1997 with respect to the stock ownership of (i) each stockholder known by the Company to be beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options which are currently exercisable or exercisable within 60 days of the date of the Proxy Statement have been included in the following table. See "Executive Compensation" for additional information regarding the stock options granted to the indicated persons. The address of the persons listed below is c/o Productivity Technologies Corp., 509 Madison Avenue, New York, New York 10022.


                                                                          Number of Shares       Percent of Shares
Beneficial Owner                                                         Beneficially Owned      Beneficially Owned
----------------                                                         ------------------      ------------------
Ray J. Friant, Jr..................................                           218,083(1)                9.8%
Samuel N. Seidman..................................                           217,083(1)                9.8%
Joseph K. Linman...................................                           114,250(1)                5.3%
John S. Strance....................................                           113,250(1)                5.2%
Jesse A. Levine....................................                            91,583(1)                4.2%
Alan H. Foster.....................................                            31,250                   1.5%
Alan I. Goldman ...................................                            36,250                   1.7%
All Officers and Directors
  as a group (7 persons)...........................                           821,749(1)               33.3%

-----------

(1) Includes shares of Common Stock issuable upon immediately exercisable Warrants and options as follows: Mr. Friant--91,833 shares; Mr. Seidman--90,833 shares; Mr. Linman--46,500 shares; Mr. Strance--44,500 shares; Mr. Levine--48,333 shares; Mr. Foster--10,000 shares; Mr. Goldman--10,000 shares.


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of a registered class of equity securities of the Company ("10% stockholders") to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% stockholders also are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the

Company believes that during the fiscal year ended June 30, 1997, each of its officers, directors and 10% stockholders complied with the Section 16(a) reporting requirements except that Mr. Friant filed in August 1997 a Report on Form 4 for four transactions that occurred in June 1997 and Messrs. Friant, Seidman, Linman, Strance and Levine each filed late Reports on Form 4 with respect to the stock options granted to them in July 1996.


                          ELECTION OF CLASS I DIRECTORS

         The Board is divided into three classes, each of which generally serves for a term of two years, with only one class of directors being elected in each year. The term of office of the first class of directors (Class I), currently consisting of Alan I. Goldman and Jesse A. Levine, will expire at the Annual Meeting; the term of the second class of directors (Class II), currently consisting of Ray J. Friant and John S. Strance, will expire at the annual meeting of stockholders to be held during the 1999 fiscal year; and the term of the third class of directors (Class III), currently consisting of Samuel N. Seidman, Joseph K. Linman, and Alan H. Foster, will expire at the annual meeting of stockholders to be held during the 2000 fiscal year. In each case, a director will hold office until the next annual meeting of stockholders at which his class of directors is to be elected.

Information About the Nominees

     Two persons will be elected at the Annual Meeting to serve as Class I Directors for a term of two years. The Board has nominated Alan I. Goldman and Jesse A. Levine, the incumbent Class I Directors, as candidates for election. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case either of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment. The following information was furnished by the nominees:

     Alan I. Goldman is 60 years old and has been a director of the Company since its inception. Since 1985, Mr. Goldman has been self-employed as an investment banker and management consultant, specializing in mergers and acquisitions, private placements and business and organization consulting. From 1975 to 1985, Mr. Goldman was Senior Vice President, Finance and Chief Financial Officer of Management Assistance, Inc., a multi-national computer manufacturing, marketing and maintenance company and a purchaser and user of productions systems and components. From 1970 to 1974, Mr. Goldman was Vice President, Finance, Treasurer and Chief Financial Officer of Interway Corporation, an international company engaged in trailer and container leasing and fleet management. Mr. Goldman is presently a director of Substance Abuse Technologies, Inc. Mr. Goldman earned a B.A. degree from Cornell University and an M.B.A. degree from New York University.

     Jesse A. Levine is 30 years old and has been Secretary, Treasurer and a director of the Company since its inception, Chief Financial Officer since June 1995 and a Vice President since May 1996. Since January 1992, Mr. Levine has been Regional Vice President-Midwest of Seidman & Co., Inc., specializing in financial and business analysis, corporate finance, private placements and corporate advisory services. From January 1991 to December 1991, Mr. Levine was Contracts Administration Manager of The Newman Group Computer Services Corp., Inc., a computer systems supplier. Previously, Mr. Levine served as a commercial credit analyst for Society Bank, Michigan. Mr. Levine earned a B.A. degree in economics from the University of Michigan and has been elected a chartered financial analyst. Samuel N. Seidman, the President of the Company, is Mr. Levine's uncle.

Information About the Other Directors and Executive Officers

         The Company's other directors are as follows:


Nominee                                Age         Director Since      Position
-------                                ---         --------------      --------
Ray J. Friant, Jr..................     66             1993            Chairman of the Board
Samuel N. Seidman..................     63             1993            President and Director
Joseph K. Linman...................     58             1993            Director and Vice President
John S. Strance....................     72             1993            Director and Vice President
Alan H. Foster.....................     71             1993            Director


                               Class II Directors

     Ray J. Friant, Jr. has been Chairman of the Board of the Company since its inception. Between 1988 and 1996, Mr. Friant was Managing Director of Seidman, Friant, Levine Ltd., a crisis management company, where he specialized in corporate restructuring and reorganization. In this capacity, he had management control, and successfully restructured and/or stabilized the operations, of three public companies, CMI Corp., Mr. Gasket Co. and Advanced Semiconductor Materials International N.V. ("ASM"), which companies have or had manufacturing operations in road building equipment, automotive aftermarket products and semiconductor production equipment, respectively. Since 1982, Mr. Friant has also been President and Director of Friant Associates, Inc., specializing in corporate turnarounds. Mr. Friant was Group Vice President and General Manager of Gulf+Western Industrial Products Group (IPG) from 1978 to 1982. IPG was a group of ten companies involved in electronic systems, electronic connectors, electronic components, electro-mechanical components, wire and cable, cutting tools and hardware manufacturing. From 1973 to 1978, as an employee of ITT
Corp., Mr. Friant successfully reorganized several multi-million dollar subsidiaries. In addition, he had a number of special worldwide assignments involving ITT Corp. headquarters organization, resource allocation for product development, and management succession. At Western Union Corp. from 1969 to 1972, Mr. Friant developed and implemented the business of teleprocessing at a non-regulated subsidiary. From 1953 to 1969, Mr. Friant was employed by General Electric Co. ("GE"), where he was responsible for initiating GE's phased array radar business, for designing and implementing GE's Program Management System for managing large, complex military contracts and for the business turnaround of several unsuccessful organizations. Mr. Friant earned B.S. degrees in both Mechanical Engineering and Electrical Engineering from West Virginia University. He also graduated from General Electric's three-year graduate level Advanced Engineering program and General Electric Management School.

     John S. Strance has been Vice President and a director of the Company from its inception. He is currently a private investor. From 1986 to 1992, he was the President of Star Controls Corporation, a provider of sophisticated microprocessor control products for process control and automation systems, which he founded. From 1983 to 1986, Mr. Strance was an independent consultant assessing technology and market trends and identifying and evaluating companies for acquisition. From 1980 to 1983, Mr. Strance performed the same services as Director of Planning and Development for Gulf+Western Manufacturing, in which capacity he was responsible for product development using new technology. From 1954 until 1980, Mr. Strance held management positions as president of several subsidiaries of Gulf+Western. Mr. Strance has been granted 13 U.S. letters patent for new products and production systems. Mr. Strance earned B.S. and M.S. degrees in Mechanical Engineering from the University of Oklahoma and the Carnegie Institute of Technology, respectively.

                               Class III Directors

         Samuel N. Seidman has been President and a director of the Company since its inception. In 1970, Mr. Seidman founded Seidman & Co., Inc., an investment banking and economic consulting firm, and serves as its President. In this capacity, he has provided a broad range of investment banking services, including financial analysis and valuations, private financings, and corporate recapitalizations and debt restructurings.

Mr. Seidman also serves as a director of AMREP Corp., a real estate development corporation listed on the New York Stock Exchange. He has acted as financial advisor to manufacturers of various kinds of production systems and components for a number of industries, including ASM, a multi-national producer of automated equipment and systems for the production of semiconductors, traded on the Nasdaq National Market. Mr. Seidman advised in the sale of ASM Fico Tooling, Inc., a European-based multi-national manufacturer of specialized tooling for the semiconductor industry. Mr. Seidman was Co-Chairman of the Creditors' Committee in the Chapter 11 reorganization of Sharon Steel Corp., an integrated manufacturer of finished steel products, and served as financial advisor in Chapter 11 to Chyron Corp., a specialized production systems company for video productions listed on the New York Stock Exchange, and Mr. Gasket Co., a manufacturer of automobile aftermarket products. Prior to founding Seidman & Co., Mr. Seidman worked in corporate finance at Lehman Brothers. Mr. Seidman has served as director of numerous public and private companies, including Penn Engineering Corporation, a manufacturer of equipment for steel production and metal processing which had been listed on the American Stock Exchange. Mr. Seidman earned a B.A. degree from Brooklyn College and a Ph.D. in economics from New York University. He was a Fulbright Scholar and a member of the graduate faculty of the City University of New York. Mr. Seidman's nephew, Jesse A. Levine, is Vice President, Secretary, Treasurer and a Director of the Company.

         Joseph K. Linman has been Vice President and a director of the Company since its inception. Mr. Linman retired from the Ford Motor Company ("Ford") in 1989 after 25 years with that company, preceded by two years with RCA Defense Electronics. During his career with Ford, Mr. Linman held numerous managerial and executive positions in financial, marketing, technical, governmental relations and external affairs capacities, including Chief Financial Officer of Ford Latin America, S.A. de C.V., a wholly-owned Ford subsidiary responsible for automotive operations in Latin America, South Africa and Egypt. Mr. Linman served as a member of the boards of directors or executive committees of Ford subsidiary companies in nine countries and as a member of the advisory committee of the Council of the Americas and the Mexico-U.S. Business Committee that pioneered the North American Free Trade Agreement. Mr. Linman earned a B.S. degree from Oregon State University and an M.B.A. degree from Indiana University.

         Alan H. Foster has been a director of the Company since its inception. Since 1986, he has been an Adjunct Professor of Finance and Corporate Strategy at the University of Michigan. In conjunction with the University of Michigan School of Engineering, Mr. Foster is engaged in the study of the future of "agile machines." Since 1978, Mr. Foster has been the principal of A.H. Foster & Company, a consulting firm which serves as a consultant in corporate finance to foreign governments and domestic and international clients. Currently, Mr. Foster is a director of Code-Alarm, Inc., a manufacturer of automobile security systems traded on the Nasdaq National Market. For the last 12 years, Mr. Foster has served numerous times as a court- appointed trustee in bankruptcy for both Chapter 7 and Chapter 11 cases. He was employed by the American Motors Corporation from 1963 to 1978, where he first served as Director, Financial Planning and Analysis and then as Vice President and Treasurer for the last ten of those years. From 1953 to 1963, Mr. Foster worked at Sylvania Electric Products in various capacities, including Manager, Corporate Planning and Control. Mr. Foster is the author of Practical Business Management, published in 1962. Mr. Foster earned a B.S.B.A. degree from Boston College and an M.B.A. degree from Harvard Business School.

Board Meetings, Committees and Compensation

         The Board met four times during the year ended June 30, 1997 and took various actions throughout the year through the execution of unanimous written consents.

         The Board currently maintains an Audit Committee, which currently is composed of Messrs. Goldman and Foster. The responsibilities of the Audit Committee include, in addition to such other duties as the Board may specify,
(i) recommending to the Board the appointment of independent accountants, (ii) reviewing the timing, scope and results of the independent accountants' audit examination and related fees, (iii) reviewing periodic comments and recommendations by the Company's independent accountants and the Company's response thereto, (iv) reviewing the scope and adequacy of internal accounting controls and internal auditing activities and (v) making recommendations to the Board with respect to significant changes in accounting policies and procedures. The Audit Committee met four times during the year ended June 30, 1997.

         The Board as a whole acts as a Compensation Committee on matters regarding compensation of officers and directors.

Executive Compensation

         On February 8, 1996, the Board of Directors of the Company approved the following annual salaries for its executive officers, which became effective May 23, 1996: Chairman (presently Mr. Friant), $70,000; President (presently Mr. Seidman), $75,000; Chief Financial Officer, Secretary and Treasurer (presently Mr. Levine), $25,000; and Vice Presidents (presently Messrs. Linman, Strance and Levine) $25,000. On November 14, 1997, the Board approved the following annual salaries, effective December 1, 1997: Mr. Friant, $40,000; Mr. Seidman, $65,000; Mr. Levine, $40,000; and Messrs. Linman and Strance, $15,000. Such salaries are payable in equal monthly installments. An officer holding more than one office will receive only the salary of the highest paying office. All of such officers, in their capacities as directors, participated in the deliberations of the Board of Directors concerning executive officer compensation. The Board also approved fees of $12,000 per year for each director who is not an employee of the Company (presently Messrs. Foster and Goldman), which is payable in equal quarterly installments, and $500 per half-day spent on committee assignments. In addition, non-employee directors and officers other than Messrs. Friant and Seidman will be paid at the rate of $1,000 per day for actual days spent by them in consulting or other special assignments for the benefit of the Company or its subsidiaries. Officers and directors are also eligible for other compensation and benefits as may be approved by the Board from time to time, including benefits under the Company's 1996 Performance Equity Plan which was adopted by the stockholders of the Company on May 21, 1996. On July 30, 1996, the Board of Directors awarded options under such plan to the Company's officers as follows:
- Messrs. Friant and Seidman - 70,833.33 shares each; Messrs. Linman and Strance
- 42,500 shares each; Mr. Levine - 28,333.33 shares. Such options are exercisable until July 30, 2001, at an exercise price of $5.00 per share. On November 14, 1997, Mr. Levine was awarded an additional option to purchase 20,000 shares and Messrs. Foster and Goldman were each awarded options to purchase 10,000 shares, all exercisable until November 14, 2002, at $4.125 per share.

         The Company has no employment agreements with its executive officers, each of whom presently serves at the discretion of the Board of Directors.

Atlas Employment Agreements

     Messrs. Ronald M. Prime and Michael D. Austin have each entered into employment agreements with Atlas Technologies, Inc. ("Atlas"), a wholly-owned subsidiary of the Company, under which they serve as the Chief Executive Officer and President of Atlas, respectively. Neither Mr. Prime nor Mr. Austin performs any policy-making functions for the Company.

     The employment agreements with Messrs. Prime and Austin are identical except that the term of Mr. Prime's agreement will terminate on December 31, 1998 and that of Mr. Austin will terminate on December 31, 2001. Each agreement requires the executive to devote substantially all of his business time and attention to the affairs of Atlas. The agreements provide for base salaries of $190,000 per year subject to cost-of-living increases after December 31, 1996, for six weeks vacation per year, reimbursement of business expenses, use of an automobile and mobile telephone, medical and life insurance benefits and other benefits generally made available to other employees.

     The agreements also provide for two bonuses based on the earnings of Atlas before interest and taxes, adjusted in the manner set forth in the agreements ("Adjusted Earnings"). Under one bonus arrangement, Messrs. Prime and Austin will each be paid $208,333 for each of the six years beginning January 1, 1996, in which Atlas' Adjusted Earnings exceed $2,000,000 and, if the Adjusted Earnings average at least $2,000,000 during such six-year period, they will each be paid, at the end of the six-year period, the sum of $1,250,000 less the aggregate of the amounts paid to them under such bonus arrangement for the prior five years. Based on the Adjusted Earnings of the Company for the fiscal year ended June 30, 1997, the Company has accrued $208,333 for each of Messrs. Prime and Austin under this arrangement for such fiscal year.

     Under the second bonus arrangement, if during the five years beginning January 1, 1996, the Adjusted Earnings average at least $2,626,000, they will each be paid an amount equal to the amount by which such average Adjusted Earnings exceed $2,626,000. Based on the Adjusted Earnings of the Company for the fiscal year ended June 30, 1997, the Company has accrued $419,088 for each of Messrs. Prime and Austin under this arrangement for the period January 1, 1996 through June 30, 1997.

     Both bonus arrangements are subject to liquidation of amount and acceleration of payment in the event of a sale by the Company of the capital stock of Atlas or a sale by Atlas of all or a substantial part of its assets or issuance of capital stock of Atlas such that a person or group of related persons becomes the owner of 51% or more of the outstanding stock of Atlas. The bonuses are also subject to reduction to the extent of life insurance benefits paid to an executive's estate pursuant to life insurance maintained on the life of the executive pursuant to the employment agreements.

     Each  employment   agreement  also  contains  provisions   restricting  the
disclosure of confidential information and non-competition covenants.

     The following table sets forth information concerning compensation of the Company's Chief Executive Officer for the Company's fiscal periods from June 24, 1994 through June 30, 1997:

                          SUMMARY COMPENSATION TABLE(1)


                                                                            Annual              Long Term
                                                                         Compensation          Compensation
              Name and Principal                                                                 Options
            Position During Period                     Period             Salary ($)         (No. of Shares)
        ----------------------------              ----------------      ---------------      ------------------
Samuel N. Seidman .............................    7/1/96-6/30/97            75,000               70,833
President and Chief Executive Officer              4/1/96-6/30/96             6,250                  --
                                                   4/1/95-3/31/96               --                   --
                                                   6/24/94-3/31/95              --                   --

------------

(1) No executive officer received aggregate compensation equal to or exceeding $100,000 during 1994, 1995 or 1996.


         The following table summarizes the number of shares and the terms of stock options granted to Mr. Seidman in the fiscal year ended June 30, 1997:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                     Individual Grants

                                                  % of Total
                                                Options/Shares
                                                  Granted to
                            Options/Shares       Employees in            Exercise             Expiration
          Name                 Granted           Fiscal Year         Price ($/Share)             Date
      ------------         ---------------     -----------------    ------------------      --------------
    Samuel N. Seidman           70,833              27.8%                  5.00               7/30/2001


         The  following   table   summarizes  the  number  of  exercisable   and
unexercisable options held by Mr. Seidman at June 30, 1997, and their value at that date if such options were in-the-money:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                        Value of unexercised
                               Number of unexercised options           in-the-money options at
                                     at June 30, 1997                     June 30, 1997 ($)

           Name               Exercisable       Unexercisable       Exercisable      Unexercisable
-------------------------- ----------------- ------------------- ----------------- -----------------
     Samuel N. Seidman          70,833                --                 0                --



Stock Price Performance Comparison

         The following graph compares cumulative total return of the Company's Common Stock (symbol PRAC) with the cumulative total return of (i) the Standard & Poor's Midcap 400 index ("S&P Index") and (ii) an industry peer group index ("Peer Index") consisting of eight other publicly held SPAC(R)s. The graph assumes $100 was invested on July 6, 1994 (the date the Common began trading on the OTC Bulletin Board) in shares of Common Stock, stocks comprising the S&P Index and stocks comprising the Peer Index and the reinvestment of dividends.

         The Company has used an index of other SPAC(R) stocks for an industry peer group due to the unique business purpose of SPAC(R)s, and the features of their securities and rights of their security holders. The SPAC(R) index includes HDS Corporation, Concord Health Group, Inc. (through March 1996), Source Media, Inc., International Metals SPAC(R), Bogen Communications, Inc., Zydeco Energy, Inc., Kellstrom Industries and Restructuring SPAC(R) equally weighted.





                                                     PRAC                      S&P Midcap 400                 SPAC Index
      7/6/94                                       $100.00                          $100.00                    $100.00
      6/30/95                                       108.82                           119.90                     107.16
      6/30/96                                       150.00                           143.37                     137.10
      6/30/97                                        61.76                           174.14                     152.37


Certain Relationships and Related Transactions

         Seidman & Co., Inc., an affiliate of the Company, makes available to the Company office space, as well as certain office, administrative and secretarial services as may be required by the Company. The Company paid Seidman & Co., Inc. $5,000 per month for such services until May 22, 1996, including $8,000 during the three months ended June 30, 1996. During the fiscal year ended June 30, 1997, the Company paid Seidman & Co., Inc. approximately $40,000 for such services. It also received and will continue to receive reimbursement for any out-of-pocket expenses incurred in connection with the Company's business. There is no limit on the amount of such out-of-pocket expenses and there has not been nor will there be any review of the reasonableness of such expenses by anyone other than the Company's Board of Directors, which includes persons who have received, and may seek, reimbursement. Samuel N. Seidman, a director and President of the Company, is President of Seidman & Co., Inc., and Jesse A. Levine, a director, Chief Financial Officer, Vice President, Secretary and Treasurer of the Company, is Regional Vice President--Midwest of Seidman & Co., Inc.


                              INDEPENDENT AUDITORS

         BDO Seidman, LLP served as the Company's independent certified public accountants for the year ended June 30, 1997. The Board has selected BDO Seidman, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 1998. A representative of BDO Seidman, LLP will have the opportunity to address the stockholders if such representative so desires and is expected to be present at the Annual Meeting. The representative will be available to answer appropriate questions from stockholders.


                           1998 STOCKHOLDERS PROPOSALS

         In order for stockholder proposals for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in New York, New York by no later than September 11, 1998.


                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                             SOLICITATION OF PROXIES

         The  cost of proxy  solicitations  will be  borne  by the  Company.  In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto. Additional solicitation of proxies may be made by an independent proxy solicitation firm or other entity possessing the facilities to engage in such solicitation. If any independent entity is used for such solicitation, the Company will be required to pay such firm reasonable fees and reimburse expenses incurred by such firm in the rendering of such solicitation services.

                                                        Jesse A. Levine
                                                        Secretary

New York, New York
November 24, 1997

                     PRODUCTIVITY TECHNOLOGIES, INC. - PROXY
                       Solicited by the Board of Directors
                for Annual Meeting to be held on January 9, 1998

P     The undersigned  Stockholder(s)  of  PRODUCTIVITY  TECHNOLOGIES,  INC.,  a
   Delaware corporation ("Company"), hereby appoints Samuel N. Seidman and R Jesse A. Levine, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the O undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on January 9, X 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given  below.
Y

If no instructions are given, this proxy will be voted FOR all of the following proposals.

        1.       Election of the following Class I Directors:  Alan I. Goldman
                                                               Jesse A. Levine

                   FOR  |_|                  WITHHELD  |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided)


         2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

|_|      I plan on attending the Annual Meeting.

                                         Dated __________________________, 199_

                                               ---------------------------------
                                                       Signature

                                               ---------------------------------
                                                    Signature if held jointly

     Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.